SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 1997

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)


         Virginia                   0-15483                    53-1526174
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)

        901 East Byrd Street, Richmond, Virginia                  23219
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (804) 344-7575


         (Former name or former address, if changed since last report.)


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      Item 1.     Changes in Control of Registrant.
                  Not Applicable.

      Item 2.     Acquisition or Disposition of Assets.
                  Not Applicable.

      Item 3.     Bankruptcy or Receivership.
                  Not Applicable.

      Item 4.     Changes in Registrant's Certifying Accountant.
                  Not Applicable.

      Item 5.     Other Events.

               On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amount of Mortgage Participation Securities, Series 1997-NAMC 2 (the "Securities") pursuant to the Series 1997-NAMC 2 Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First National Bank of Chicago, as Trustee. The Securities were issued in thirty-one Classes, with Initial Security Principal Balances (or Notional Amounts) and Pass-Through Rates as set forth or described below:

                     Class       Initial Security       Pass-Through
                  Designation    Principal Balance           Rate

                  Class FXA-1        $21,587,782            6.85%
                  Class FXA-2      Interest Only            8.00%
                  Class FXA-3         15,761,954            7.30%
                  Class FXA-4         16,448,000            7.40%
                  Class FXA-5          4,545,000            7.70%
                  Class FXA-6          6,223,000            7.75%
                  Class FXA-7          1,400,000            8.00%
                  Class FXA-8         24,321,020           10.00%
                  Class FXA-9          7,272,000            7.25%
                  Class FXA-10         9,042,000            7.25%
                  Class FXA-11         2,178,000            7.25%
                  Class FXP              202,796            0.00%
                  Class FXS        Interest Only            8.00%
                  Class A-1           46,696,639            7.25%
                  Class A-2            7,241,000            7.25%
                  Class A-3            2,173,000            7.75%
                  Class A-4        Interest Only            7.75%
                  Class A-5           21,574,430            9.00%
                  Class A-6            7,912,000            7.00%
                  Class A-7            2,283,000            7.00%


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                  Class A-8            6,858,000            7.00%
                  Class P                718,093            0.00%
                  Class S          Interest Only            7.75%
                  Class B-1            7,087,175           (1)
                  Class B-2            2,725,836           (1)
                  Class B-3            1,526,468           (1)
                  Class B-4            1,024,914           (1)
                  Class B-5              545,167           (1)
                  Class B-6              719,626           (1)

                  Class R                     25            7.75%
                  Class RP                    25            7.75%
      -------------
      (1) The Class B Pass-Through Rate will be a variable rate per annum rate, equal to the quotient expressed as a percentage of (a) the sum of (1) the product of (x) 8.000% and (y) the excess, if any, of the aggregate Scheduled Principal Balance of the Group I Mortgage Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Security Principal Balance of the Class FX Securities and (ii) the product of (x) 7.750% and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Mortgage Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Stated Principal Balance of the Class II Securities over (b) the sum of the Group I Subordinate Amount and the Group II Subordinate Amount. The Pass-Through Rate for the initial Distribution Date shall be 7.8833% per annum..

         The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of two pools of conventional, one- to four-family, fixed rate, first-lien Mortgage Loans (the "Mortgage Loans") transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with North American Mortgage Company pursuant to a Loan Sale Agreement (the "Sales Agreement"), dated as of June 1, 1997, by and between the Registrant and DLJMC.

         The Class FXA-1, Class FXA-2, Class FXA-3, FXA-4, Class FXA-5, Class FXA-6, FXA-7, Class FXA-8, Class FXA-9, Class FXA-10, Class FXA-11, Class FXP, Class FXS, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class P, Class S, Class B-1, Class B-2, Class B-3, Class R and Class RP Securities are referred to herein collectively as the "Offered Securities."

         The Offered Securities have been sold by the Registrant to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") pursuant to an Underwriting Agreement (the "Underwriting Agreement"), dated as of June 25, 1997, by and between DLJSC and the Registrant. The Class B-4, Class B-5 and Class B-6 Securities have been sold by the Registrant to DLJSC pursuant to a Purchase Agreement, dated as of June 26, 1997, by and among the Registrant and DLJSC.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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Item 6.  Resignations of Registrant's Directors. Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits

         1.1      April 1997 Edition of Underwriting Agreement Standard
                  Provisions.

         4.1 Series 1997-NAMC 2 Pooling and Servicing Agreement, dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First National Bank of Chicago, as Trustee (including exhibits).

         99.1 Geographic concentration information by United States Postal zip codes.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 26, 1997                           FINANCIAL ASSET SECURITIZATION, INC.




                                        By:    /s/ William E. Hardy

                                        Name:  William E. Hardy

                                        Title: Executive Vice President


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                               INDEX TO EXHIBITS


                                                                           Page

1.1      April 1997 Edition of Underwriting Agreement Standard
         Provisions....................................................

4.1 Series 1997-NAMC 2 Pooling and Servicing Agreement, dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First National
         Bank of Chicago, as Trustee (including exhibits)..............

99.1     Geographic concentration information by United States
         Postal zip codes..............................................